_________________________________________________________________
          _________________________________________________________________





                             ANNTAYLOR STORES CORPORATION
                               (a Delaware corporation)

                           1,000,000 Shares of Common Stock



                           INTERNATIONAL PURCHASE AGREEMENT
                           --------------------------------







          Dated:  May    , 1994
                      ---





          _________________________________________________________________
          _________________________________________________________________


















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                             ANNTAYLOR STORES CORPORATION
                               (a Delaware corporation)

                           1,000,000 Shares of Common Stock

                           INTERNATIONAL PURCHASE AGREEMENT
                           --------------------------------


                                                               May   , 1994
                                                                   --


          MERRILL LYNCH INTERNATIONAL LIMITED
          MORGAN STANLEY & CO. INTERNATIONAL LIMITED
          ROBERTSON, STEPHENS & COMPANY, L.P.
          WILLIAM BLAIR & COMPANY
             As Co-Lead Managers of the several International Underwriters c/o Merrill Lynch International Limited
               Ropemaker Place
               25 Ropemaker Street
               London EC2Y 9L4
               England


          Ladies and Gentlemen:

                    AnnTaylor Stores Corporation, a Delaware corporation (the "Company"), proposes to issue and sell to the underwriters named in Schedule A (collectively, the "International Underwriters"), for whom you are acting as co-lead managers (the "Co-Lead Managers"), 200,000 authorized but unissued shares of the Company's Common Stock, par value $.0068 per share (shares of which class of stock of the Company are hereinafter referred to as "Common Stock"), and the stockholders named in Schedule B (collectively, the "Selling Stockholders") propose to sell severally an aggregate of 800,000 outstanding shares of Common Stock, as set forth on Schedule B, to the International Underwriters. Such shares of Common Stock, aggregating 1,000,000 shares, are to be sold to each International Underwriter, acting severally and not jointly, in such amounts as are set forth in Schedule A opposite the name of such International Underwriter. The Selling Stockholders also grant to the International Underwriters, severally and not jointly, the option described in
          Section 2 to purchase all or any part of 150,000 additional shares of Common Stock to cover over-allotments. The aforesaid 1,000,000 shares of Common Stock (the "Initial International Shares"), together with all or any part of the 150,000 additional shares of Common Stock subject to the option described in
          Section 2 (the "International Option Shares"), are collectively herein called the "International Shares". The International Shares are more fully described in the International Prospectus referred to below.










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                                          2

                    It is understood that the Company and the Selling Stockholders are concurrently entering into an agreement, dated the date hereof (the "U.S. Purchase Agreement"), providing for the issuance and sale by the Company and the sale by the Selling Stockholders of an aggregate of 4,000,000 shares of Common Stock (the "Initial U.S. Shares") through arrangements with certain underwriters in the United States and Canada (the "U.S. Underwriters"), for whom Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, Robertson, Stephens & Company, L.P. and William Blair & Company are acting as representatives (the "U.S. Representatives"). It is further understood that the Selling Stockholders are also granting the U.S. Underwriters an option to purchase all or any part of 600,000 additional shares of Common Stock (the "U.S. Option Shares") to cover over-allotments. The Initial U.S. Shares and the U.S. Option Shares are hereinafter collectively referred to as the "U.S. Shares". The International Shares and the U.S. Shares are hereinafter collectively referred to as the "Shares".

                    The Company and the Selling Stockholders understand that the International Underwriters will simultaneously enter into an agreement with the U.S. Underwriters dated the date hereof (the "Intersyndicate Agreement") providing for the coordination of certain transactions among the International Underwriters and the U.S. Underwriters under the direction of Merrill Lynch, Pierce, Fenner & Smith Incorporated.

                    You have advised us that you and the other
          International Underwriters, acting severally and not jointly, desire to purchase the International Shares and that you have been authorized by the other International Underwriters to execute this Agreement and the International Price Determination Agreement referred to below on their behalf.

                    The initial public offering price per share for the International Shares and the purchase price per share for the International Shares shall be agreed upon by the Company, the Selling Stockholders and the Co-Lead Managers, acting on behalf of the several International Underwriters, and such agreement shall be set forth in a separate written instrument substantially in the form of Exhibit A hereto (the "International Price Determination Agreement"). The International Price Determination Agreement may take the form of an exchange of any standard form of written telecommunication among the Company, the Selling Stockholders and the Co-Lead Managers and shall specify such applicable information as is indicated in Exhibit A hereto. The offering of the International Shares will be governed by this Agreement, as supplemented by the International Price Determination Agreement. From and after the date of the execution and delivery of the International Price Determination









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                                          3

          Agreement, this Agreement shall be deemed to incorporate, and all references herein to "this Agreement" shall be deemed to include, the International Price Determination Agreement.

                    The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (Registration No. 33-52941) covering the registration of the Shares under the Securities Act of 1933, as amended (the "1933 Act"), including the related preliminary prospectus, or prospectuses, and either (A) has prepared and proposes to file, prior to the effective date of such registration statement, an amendment to such registration statement, including a final prospectus or (B) if the Company has elected to rely upon Rule 430A ("Rule 430A") of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations"), will prepare and file a prospectus, in accordance with the provisions of Rule 430A and Rule 424(b) ("Rule 424(b)") of the 1933 Act Regulations, promptly after execution and delivery of the International Price Determination Agreement. Two forms of prospectus are to be used in connection with the offering and sale of the Shares: one relating to the International Shares (the "Form of International Prospectus") and one relating to the U.S. Shares (the "Form of U.S. Prospectus"). The Form of U.S. Prospectus is identical to the Form of International Prospectus, except for the front cover page, the information contained under the caption "Underwriting" and the back cover page. The information, if any, included in such prospectus that was omitted from the prospectus included in such registration statement at the time it becomes effective but that is deemed, pursuant to paragraph (b) of Rule 430A, to be part of such registration statement at the time it becomes effective is referred to herein as the "Rule 430A Information". Each Form of International Prospectus and Form of U.S. Prospectus used before the time such registration statement becomes effective, and any Form of International Prospectus and Form of U.S. Prospectus that omits the Rule 430A Information that is used after such effectiveness and prior to the execution and delivery of the International Price Determination Agreement or the U.S. Price Determination Agreement, is herein called a "preliminary prospectus". Such registration statement, including the exhibits thereto and the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, as amended at the time it becomes effective and also including, if applicable, the Rule 430A Information, is herein called the "Registration Statement", and the Form of International Prospectus and Form of U.S. Prospectus, including the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, included in the Registration Statement at the time it becomes effective is herein called the "International Prospectus" and the "U.S. Prospectus", respectively, and collectively, the









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                                          4

          "Prospectuses", and individually, a "Prospectus", except that, if the final International Prospectus or U.S. Prospectus first furnished to the International Underwriters or U.S. Underwriters, respectively, after the execution of the International Price Determination Agreement or the U.S. Price Determination Agreement, as the case may be, for use in connection with the offering of the Shares differs from the prospectuses included in the Registration Statement at the time it becomes effective (whether or not such prospectuses are required to be filed pursuant to Rule 424(b)), the terms "International Prospectus", "U.S. Prospectus", "Prospectuses" and "Prospectus" shall refer to the final International Prospectus or U.S. Prospectus, as the case may be, first furnished to the International Underwriters or the U.S. Underwriters, as the case may be, for such use.

                    All references in this Agreement to financial statements and schedules and other information that is "contained", "included" or "stated" in the Registration Statement or the Prospectuses (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information that is or is deemed to be incorporated by reference in the Registration Statement or the Prospectuses, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement or the Prospectuses shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934, as amended (the "1934 Act"), that is or is deemed to be incorporated by reference in the Registration Statement or the Prospectuses, as the case may be.

                    The Company and the Selling Stockholders understand that the International Underwriters propose to make a public offering of the International Shares as soon as you deem advisable after the Registration Statement becomes effective and the International Price Determination Agreement has been executed and delivered.

                    Section 1.  Representations and Warranties.  (a)  The
                                ------------------------------
          Company represents and warrants to and agrees with the International Underwriters that:

                    (i) The Company meets the requirements for use of Form S-3 under the 1933 Act and when the Registration Statement on such form shall become effective, on the date hereof, and on the effective date of any amendment or supplement to the Registration Statement, (A) the Registration Statement and any amendments and supplements thereto will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations; (B) neither the Registration Statement nor any amendment or supplement thereto will









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                                          5

               contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and
               (C) neither of the Prospectuses nor any amendment or supplement thereto will include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that this representation and warranty does not apply to statements or omissions made in reliance upon and in conformity with information furnished in writing or confirmed in writing to the Company by or on behalf of any Underwriter through you expressly for use in the Registration Statement or the Prospectuses.

                    (ii) The documents incorporated by reference in the
               Prospectuses pursuant to Item 12 of Form S-3 under the 1933 Act, at the time they were filed with the Commission, complied in all material respects with the requirements of the 1934 Act, and the rules and regulations of the Commission thereunder (the "1934 Act Regulations"), and, when read together with the other information in the Prospectuses, at the time the Registration Statement becomes effective, on the date hereof, and on the effective date of any amendment or supplement to the Registration Statement, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                    (iii) Deloitte & Touche, who are reporting upon the audited financial statements and schedules included or incorporated by reference in the Registration Statement, are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

                    (iv) This Agreement has been duly authorized, executed
               and delivered by the Company.

                    (v) The consolidated financial statements included or incorporated by reference in the Registration Statement present fairly the consolidated financial position of the Company and the Subsidiary (as hereinafter defined) as of the dates indicated and the consolidated results of operations and the consolidated cash flows of the Company and the Subsidiary for the periods specified. Such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved. The









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                                          6

               financial statement schedules, if any, included in the Registration Statement present fairly the information required to be stated therein. The selected financial data included or incorporated by reference in each Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included or incorporated by reference in the Registration Statement.

                    (vi) The Company is a corporation duly organized,
               validly existing and in good standing under the laws of the State of Delaware with corporate power and authority under such laws to own, lease and operate its properties and conduct its business as described in each Prospectus; and the Company is duly qualified to transact business as a foreign corporation and is in good standing in each other jurisdiction in which it owns or leases property of a nature, or transacts business of a type, that would make such qualification necessary, except to the extent that the failure to so qualify or be in good standing would not have a material adverse effect on the Company and the Subsidiary, considered as one enterprise. The Company is not engaged in any business other than acting as a holding company for the capital stock of AnnTaylor, Inc., a Delaware corporation (the "Subsidiary").

                    (vii) The Company's only subsidiaries are the Subsidiary, AnnTaylor Travel, Inc., a Delaware corporation and a wholly owned subsidiary of the Subsidiary, and AnnTaylor Funding, Inc., a Delaware corporation and a wholly owned subsidiary of the Subsidiary, and the Company has a minority ownership interest in each of CAT U.S., Inc. and C.A.T. (Far East), Ltd. The Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware with corporate power under such laws to own, lease and operate its properties and conduct its business; and the Subsidiary is duly qualified to transact business as a foreign corporation and is in good standing in each other jurisdiction in which it owns or leases property of a nature, or transacts business of a type, that would make such qualification necessary, except to the extent that the failure to so qualify or be in good standing would not have a material adverse effect on the Company and the Subsidiary, considered as one enterprise. All of the outstanding shares of capital stock of the Subsidiary have been duly authorized and validly issued and are fully paid and non-assessable and are owned, directly or indirectly, by the Company free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind, except as provided in or pursuant









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                                          7

               to the Bank Credit Agreement dated as of June 28, 1993, as amended (the "Bank Credit Agreement"), among the Subsidiary and the lenders named therein.

                    (viii) The Company had at the date indicated a duly authorized, issued and outstanding capitalization as set forth in each Prospectus in the column entitled "Actual" under the caption "Capitalization" and the Shares conform to the description thereof under the caption "Description of Capital Stock" contained in each Prospectus.

                    (ix) The Shares to be sold by the Company pursuant to
               this Agreement and the U.S. Purchase Agreement have been duly authorized and, when issued and paid for in accordance with this Agreement and the U.S. Purchase Agreement, will be validly issued, fully paid and non-assessable; no holder thereof will be subject to personal liability by reason of being such a holder; and such Shares are not subject to the preemptive or other similar rights of any stockholder of the Company.

                    (x) The Shares to be sold by the Selling Stockholders have been duly authorized and validly issued and are fully paid and non-assessable; and no holder thereof is or will be subject to personal liability by reason of being such a holder.

                    (xi) All of the other outstanding shares of capital
               stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; no holder thereof is or will be subject to personal liability by reason of being such a holder; and none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive rights of any stockholder of the Company.

                    (xii) Since the respective dates as of which information is given in the Registration Statement and each Prospectus, except as otherwise stated therein or contemplated thereby, there has not been (A) any material adverse change in the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and the Subsidiary, considered as one enterprise, whether or not arising in the ordinary course of business, or (B) any dividend or distribution of any kind declared, paid or made by the Company on its capital stock.

                    (xiii) Neither the Company nor the Subsidiary is in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract,









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                                          8

               indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which it is a party or by which it may be bound or to which any of its properties may be subject, except for such defaults that would not have a material adverse effect on the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and the Subsidiary. The execution and delivery of this Agreement and the U.S. Purchase Agreement by the Company, the issuance and delivery of the Shares, the consummation by the Company of the transactions contemplated in this Agreement and the U.S. Purchase Agreement and in the Registration Statement and compliance by the Company with the terms of this Agreement have been duly authorized by all necessary corporate action on the part of the Company and do not and will not result in any violation of the charter or by-laws of the Company or the Subsidiary and do not and will not conflict with, or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or the Subsidiary under (A) any contract, indenture, mortgage, loan agreement, note,lease or other agreement or instrument to which the Company or the Subsidiary is a party or by which either of them may be bound or to which any of their properties may be subject (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not have a material adverse effect on the condition (financial or otherwise), earnings, business affairs or business prospects of the Company or the Subsidiary, considered as one enterprise) or (B) any existing applicable law, rule, regulation, judgment, order or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Company or the Subsidiary or any of their respective properties.

                    (xiv) No authorization, approval, consent or license of any government, governmental instrumentality or court, domestic or foreign (other than under the 1933 Act, the 1933 Act Regulations, the securities or blue sky laws of the various states and the securities laws of any jurisdiction outside the United States in which International Shares are offered or sold by the International Underwriters), is legally required for the valid authorization, issuance, sale and delivery of the Shares as contemplated by this Agreement and the U.S. Purchase Agreement.

                    (xv) Except as disclosed in the Prospectuses, there is
               no action, suit or proceeding before or by any government, governmental instrumentality or court, domestic or foreign,









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                                          9

               now pending or, to the knowledge of the Company, threatened against the Company or the Subsidiary that is required to be disclosed in the Prospectuses or that is reasonably expected by the Company to result in any material adverse change in the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and the Subsidiary, considered as one enterprise, or that could reasonably be expected to materially and adversely affect the consummation of the transactions contemplated by this Agreement, the U.S. Purchase Agreement or the Registration Statement. The aggregate of all pending legal or governmental proceedings to which the Company or the Subsidiary is a party that are not described in the Prospectuses, including ordinary routine litigation incidental to the business of the Company or the Subsidiary, as the case may be, is not reasonably expected by the Company to have a material adverse effect on the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and the Subsidiary, considered as one enterprise.

                    (xvi) There are no contracts or documents of a character required to be described in the Registration Statement or the Prospectuses or to be filed as exhibits to the Registration Statement that are not described and filed as required.

                    (xvii) The Company and the Subsidiary each owns, possesses or has obtained all material governmental licenses, permits, certificates, consents, orders, approvals and other authorizations necessary to own or lease, as the case may be, and to operate its properties and to carry on its business as presently conducted, except where the failure to possess such licenses, permits, certificates, consents, orders, approvals or other authorizations would not have a material adverse effect on the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and the Subsidiary, considered as one enterprise, and neither the Company nor the Subsidiary has received any notice of proceedings relating to revocation or modification of any such licenses, permits, certificates, consents, orders, approvals or authorizations, which, in the reasonable judgment of the Company, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and the Subsidiary, considered as one enterprise.











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                                          10

                    (xviii)  The Company and the Subsidiary each owns or
               possesses, or can acquire on reasonable terms, adequate patents, patent licenses, trademarks, service marks and trade names necessary to carry on its business as presently conducted, and neither the Company nor the Subsidiary has received any notice of infringement of or conflict with asserted rights of others with respect to any patents, patent licenses, trademarks, service marks or trade names that in the aggregate, if the subject of an unfavorable decision, ruling or finding, could materially adversely affect the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and the Subsidiary, considered as one enterprise.

                    (xix) The Company has not taken and will not take, directly or indirectly, any action designed to, or that the Company reasonably believes would cause or result in stabilization or manipulation of the price of the Common Stock; and the Company has not distributed and will not distribute any prospectus (as such term is defined in the 1933 Act and the 1933 Act Regulations) in connection with the offering and sale of the Shares other than any preliminary prospectus filed with the Commission or the Prospectuses or other material permitted by the 1933 Act or the 1933 Act Regulations.

                    (xx) The Company has obtained the written agreement of
               certain officers of the Company who beneficially own an aggregate of at least 100,000 shares of Common Stock or securities convertible into or exchangeable or exercisable for Common Stock ("convertible securities") that, for a period of 120 days from the date hereof, such persons will not, without the prior written consent of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), which consent will not be unreasonably withheld, directly or indirectly, sell, offer to sell, grant any option for the sale of, or otherwise dispose of any shares of Common Stock or convertible securities; provided, however, that during such 120 day period, (i) such shares of Common Stock or convertible securities may be transferred by will or the laws of descent and distribution and (ii) such persons may make gifts of shares of Common Stock or convertible securities or transfer such shares of Common Stock or convertible securities to family trusts, so long as the donee agrees to be bound by the foregoing restriction in the same manner as it applies to such persons.

                    (xxi) Except as disclosed in the Registration Statement and except as would not individually or in the aggregate have a material adverse effect on the condition









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                                          11

               (financial or otherwise), earnings, business affairs or business prospects of the Company and the Subsidiary, considered as one enterprise, (A) the Company and the Subsidiary are in compliance with all applicable Environmental Laws, (B) the Company and the Subsidiary have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (C) there are no pending or threatened Environmental Claims against the Company or the Subsidiary, and (D) there are no circumstances with respect to any property or operations of the Company or the Subsidiary that could reasonably be anticipated to form the basis of an Environmental Claim against the Company or the Subsidiary.

                    For purposes of this Agreement, the following terms
               shall have the following meanings: "Environmental Law" means any United States (or other applicable jurisdiction's) federal, state, local or municipal statute, law, rule, regulation, ordinance, code, policy or rule of common law and any judicial or administrative interpretation thereof including any judicial or administrative order, consent decree or judgment, relating to the environment, health, safety or any chemical, material or substance, exposure to which is prohibited, limited or regulated by any governmental authority. "Environmental Claims" means any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigations or proceedings relating in any way to any Environmental Law.

                    (xxii)    There are no persons, corporations,
               partnerships or other entities with registration or other similar rights to have any securities registered pursuant to the Registration Statement.

                    (b) Each of the Selling Stockholders severally and not jointly represents and warrants to, and agrees with, the International Underwriters as follows:

                    (i) When the Registration Statement shall become effective, on the date hereof, and on the effective date of any amendment or supplement to the Registration Statement,
               (A) such parts of the Registration Statement and any amendments and supplements thereto as specifically refer to such Selling Stockholder will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (B) such parts of each Prospectus as specifically refer to such Selling Stockholder will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                    (ii) All authorizations and consents necessary for the
               execution and delivery by or on behalf of such Selling Stockholder of this Agreement and the sale and delivery pursuant to this Agreement of the Shares to be sold by such Selling Stockholder have been given and are in full force and effect on the date hereof and will be in full force and effect at the Closing Time and, if any International Option Shares are purchased, on the Date of Delivery.

                    (iii) The execution and delivery of this Agreement and the consummation by any Selling Stockholder of the transactions contemplated in this Agreement and the U.S. Purchase Agreement will not result in a breach by such Selling Stockholder of, or constitute a default by such Selling Stockholder under, any material agreement, instrument, decree, judgment or order to which such Selling Stockholder is a party or by which such Selling Stockholder may be bound.

                    (iv) Such Selling Stockholder will, at the Closing Time
               and, if any International Option Shares are purchased, on the Date of Delivery, be the sole registered holder of the International Shares to be sold by such Selling Stockholder pursuant to this Agreement, free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind, other than pursuant to this Agreement; such Selling Stockholder has full right, power and authority to sell, transfer and deliver such International Shares pursuant to this Agreement; and, upon delivery of such International Shares and payment of the purchase price therefor as contemplated in this Agreement, each of the International Underwriters will receive all of such Selling Stockholder's interest in its ratable share of the International Shares purchased by it from such Selling Stockholder, free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind.

                    (v) For a period of 120 days from the date hereof, such Selling Stockholder will not, without the prior written consent of Merrill Lynch, directly or indirectly, sell, offer to sell, grant any option for the sale of, or otherwise dispose of, any shares of Common Stock or other securities convertible into Common Stock, other than to the International Underwriters pursuant to this Agreement or to the U.S. Underwriters pursuant to the U.S. Purchase

               Agreement; provided that during such period such Selling Stockholder may make gifts of shares of Common Stock or other securities convertible into Common Stock upon the condition that the donees agree to be bound by the foregoing restriction in the same manner as it applies to such Selling Stockholder.

                    (vi) Such Selling Stockholder has not taken and will
               not take, directly or indirectly, any action designed to, or that such Selling Stockholder reasonably believes would, cause or result in stabilization or manipulation of the price of the Common Stock; and such Selling Stockholder has not distributed and will not distribute any prospectus (as such term is defined in the 1933 Act and the 1933 Act Regulations) in connection with the offering and sale of the Shares other than any preliminary prospectus filed with the Commission or the Prospectuses or other material permitted by the 1933 Act or the 1933 Act Regulations.

                    (c) Any certificate signed by any officer of the Company or the Subsidiary and delivered to you or to counsel for the International Underwriters shall be deemed a representation and warranty by the Company to each International Underwriter as to the matters covered thereby; and any certificate signed by or on behalf of the Selling Stockholders as such and delivered to you or to counsel for the International Underwriters shall be deemed a representation and warranty by the Selling Stockholders to each International Underwriter as to the matters covered thereby.

                    Section 2.  Sale and Delivery to the International
                                --------------------------------------
          Underwriters; Closing.  (a)  On the basis of the representations
          ---------------------
          and warranties herein contained, and subject to the terms and conditions herein set forth, the Company and the Selling Stockholders agree, severally and not jointly, to sell to each International Underwriter, and each International Underwriter agrees, severally and not jointly, to purchase from the Company and the Selling Stockholders, at the purchase price per share for the Initial International Shares to be agreed upon by the Co-Lead Managers, the Company and the Selling Stockholders in accordance with Section 2(b) or 2(c), and set forth in the International Price Determination Agreement, the number of Initial International Shares set forth opposite the name of such International Underwriter in Schedule A, plus such additional number of Initial International Shares which such Underwriter may become obligated to purchase pursuant to Section 11 hereof. If the Company elects to rely on Rule 430A, Schedules A and B may be attached to the International Price Determination Agreement.

                    (b) If the Company has elected not to rely upon Rule 430A, the initial public offering price per share for the Initial International Shares and the purchase price per share for the Initial International Shares to be paid by the several International Underwriters shall be agreed upon and set forth in the International Price Determination Agreement, dated the date hereof, and an amendment to the Registration Statement containing such per share price information will be filed before the Registration Statement becomes effective.

                    (c) If the Company has elected to rely upon Rule 430A, the initial public offering price per share for the Initial International Shares and the purchase price per share for the Initial International Shares to be paid by the several International Underwriters shall be agreed upon and set forth in the International Price Determination Agreement. In the event that the International Price Determination Agreement has not been executed by the close of business on the fourth business day following the date on which the Registration Statement becomes effective, this Agreement shall terminate forthwith, without liability of any party to any other party except that Sections 7 and 8 shall remain in effect.

                    (d) In addition, on the basis of the representations and warranties herein contained, and subject to the terms and conditions herein set forth, each Selling Stockholder grants an option to the International Underwriters, severally and not jointly, to purchase up to the additional number of International Option Shares set forth opposite such Selling Stockholder's name in the appropriate column of Schedule B at the same purchase price per share as shall be applicable to the Initial International Shares. The option hereby granted will expire 30 days after the date upon which the Registration Statement becomes effective or, if the Company has elected to rely upon Rule 430A, the date of the International Price Determination Agreement, and may be exercised, in whole or from time to time in part, only for the purpose of covering over-allotments that may be made in connection with the offering and distribution of the Initial International Shares upon notice by you to the Company and the Selling Stockholders setting forth the number of International Option Shares as to which the several International Underwriters are exercising the option, and the time and date of payment and delivery thereof. Such time and date of delivery (the "Date of Delivery") shall be determined by you but shall not be later than seven full business days after the exercise of such option, nor in any event prior to the Closing Time. If the option is exercised as to only a portion of the International Option Shares, each of the Selling Stockholders will sell its pro rata portion of the International Option Shares to be purchased by the International Underwriters. If the option is exercised as to all or any portion of the International Option Shares, the International Option Shares as to which the option is exercised shall be purchased by the International Underwriters, severally and not jointly, in their respective underwriting obligation proportions.

                    (e) Payment of the purchase price for, and delivery of certificates for, the Initial International Shares shall be made at the offices of Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022, or at such other place as shall be agreed upon by the Company, the Selling Stockholders and you, at 10:00 A.M. either (i) on the fifth full business day after the effective date of the Registration Statement or (ii) if the Company has elected to rely upon Rule 430A, the fifth full business day after execution of the International Price Determination Agreement (unless, in either case, postponed pursuant to Section 11 or 12), or at such other time not more than ten full business days thereafter as you and the Company and the Selling Stockholders shall determine (such date and time of payment and delivery being herein called the "Closing Time"). In addition, in the event that any or all of the International Option Shares are purchased by the International Underwriters, payment of the purchase price for, and delivery of certificates for, such International Option Shares shall be made at the offices of Shearman & Sterling set forth above, or at such other place as the Company, the Selling Stockholders and you shall determine, on the Date of Delivery as specified in the notice from you to the Company and the Selling Stockholders. Payment shall be made to the Company by certified or official bank check or checks or wire transfers in New York Clearing House funds payable to the order of the Company and to the Selling Stockholders or to a custodian or other representative of the Selling Stockholders by certified or official bank check or checks in New York Clearing House funds payable to the order of the Selling Stockholders, against delivery to you for the respective accounts of the several International Underwriters of certificates for the International Shares to be purchased by them.

                    (f) Certificates for the Initial International Shares and International Option Shares to be purchased by the International Underwriters shall be in such denominations and registered in such names as you may request in writing at least two full business days before the Closing Time or the Date of Delivery, as the case may be. The certificates for the Initial International Shares and International Option Shares will be made available in New York City for examination and packaging by you not later than 10:00 A.M. on the business day immediately prior to the Closing Time or the Date of Delivery, as the case may be.

                    (g) It is understood that each International Underwriter has authorized you, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the International Shares that it has agreed to purchase. You, individually and not as Co-Lead Managers, may (but shall not be obligated to) make payment of the purchase price for the Initial International Shares, or International Option Shares, to be purchased by any International Underwriter whose check or checks shall not have been received by the Closing Time or the Date of Delivery, as the case may be, but such payment shall not relieve such International Underwriter from its obligations hereunder.

                    (h) The several and not joint obligations of the Company and the Selling Stockholders to sell to each International Underwriter the Initial International Shares and (with respect to the Company) the International Option Shares and the several and not joint obligations of the International Underwriters to purchase and pay for the Shares, upon the terms and subject to the conditions of this Agreement, are subject to the concurrent closing of the sale of the U.S. Shares to the U.S. Underwriters pursuant to the terms of the U.S. Purchase Agreement.

                    Section 3.  Certain Covenants of the Company [and the
                                --------------------------------  -------
          International Underwriters].  [(a)] The Company covenants with
          --------------------------
          each International Underwriter as follows:

                    (a) The Company will use its best efforts to cause the Registration Statement to become effective and, if the Company elects to rely upon Rule 430A and subject to Section 3(b) hereof, will comply with the requirements of Rule 430A and will notify you immediately, and confirm the notice in writing (i) when the Registration Statement, or any post-effective amendment to the Registration Statement, shall have become effective, or any supplement to the Prospectuses or any amended Prospectuses shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission to amend the Registration Statement or amend or supplement the Prospectuses or for additional information and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, or of the institution or threatening of any proceedings for any of such purposes. The Company will use every reasonable effort to prevent the issuance of any such stop order or of any order preventing or suspending such use and, if any such order is issued, to obtain the lifting thereof at the earliest possible moment.

                    (b) The Company will not at any time file or make any amendment to the Registration Statement, or any amendment or supplement (i) if the Company has not elected to rely upon Rule 430A, to each Prospectus (including amendments of the documents incorporated by reference into each Prospectus) or (ii) if the Company has elected to rely upon Rule 430A, to either the prospectuses included in the Registration Statement at the time it becomes effective or to each Prospectus (including amendments of the documents incorporated by reference into the prospectus or Prospectuses), of which you shall not have previously been advised and furnished a copy, or to which you or counsel for the International Underwriters shall reasonably object in writing.

                    (c) The Company has furnished or will furnish to you as many signed copies of the Registration Statement as originally filed and of all amendments thereto, whether filed before or after the Registration Statement becomes effective, copies of all exhibits and documents filed therewith (including documents incorporated by reference into each Prospectus pursuant to Item 12 of Form S-3 under the 1933 Act) and signed copies of all consents and certificates of experts, as you may reasonably request and has furnished or will furnish to you, for each other International Underwriter, one conformed copy of the Registration Statement as originally filed and of each amendment thereto (including documents incorporated by reference into each Prospectus but without exhibits).

                    (d) The Company will deliver to each International Underwriter, without charge, from time to time until the effective date of the Registration Statement (or, if the Company has elected to rely upon Rule 430A, until the date of the International Price Determination Agreement), as many copies of each preliminary prospectus as such International Underwriter may reasonably request, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will deliver to each Underwriter, without charge, as soon as the Registration Statement shall have become effective (or, if the Company has elected to rely upon Rule 430A, as soon as practicable on or after the date of the International Price Determination Agreement) and thereafter from time to time as requested during the period when the Prospectus is required to be delivered under the 1933 Act, such number of copies of the Prospectus (as supplemented or amended) as such International Underwriter may reasonably request; and in case any International Underwriter is required to deliver a prospectus in connection with sales of any of the International Shares at any time nine months or more after the effective date of the Registration Statement (or, if the Company has elected to rely upon Rule 430A, the date of the International Price Determination Agreement), upon such International Underwriter's request, but at the expense of such International Underwriter, the Company will prepare and deliver to Underwriter as many copies as you may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the 1933 Act.

                    (e) The Company will comply to the best of its ability with the 1933 Act and the 1933 Act Regulations and the 1934 Act and the 1934 Act Regulations so as to permit the completion of the distribution of the International Shares as contemplated in this Agreement and in the Prospectus. If at any time when a prospectus is required by the 1933 Act to be delivered in connection with sales of the International Shares any event shall occur or condition exist as a result of which it is necessary, in the opinion of counsel for the International Underwriter or counsel for the Company, to amend the Registration Statement or amend or supplement any Prospectus in order that each Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of either such counsel, at any such time to amend the Registration Statement or amend or supplement any Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly prepare and file with the Commission, subject to Sections 3(b) and 3(d) hereof, such amendment or supplement as may be necessary to correct such untrue statement or omission or to make the Registration Statement or each Prospectus comply with such requirements.

                    (f) The Company will use its best efforts in cooperation with the International Underwriters to qualify the Shares for offering and sale under the applicable securities laws of such states and other jurisdictions as you may designate and to maintain such qualifications in effect for a period of not less than one year from the effective date of the Registration Statement; provided, however, that neither the Company nor the Subsidiary shall be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. The Company will file such statements and reports as may be required by the laws of each jurisdiction in which the Shares have been qualified as above provided.

                    (g) The Company will make generally available to its security holders as soon as practicable, but not later than 45 days after the close of the period covered thereby, an earnings statement of the Company (in form complying with the provisions of Rule 158 of the 1933 Act Regulations), covering a period of 12 months beginning after the effective date of the Registration Statement and covering a period of 12 months beginning after the effective date of any post-effective amendment to the Registration Statement but not later than the first day of the Company's fiscal quarter next following such respective effective dates.

                    (h) The Company will use the net proceeds received by it from the sale of the Shares in the manner specified in each Prospectus under the caption "Use of Proceeds".

                    (i) The Company, during the period when any Prospectus is required to be delivered under the 1933 Act, will file promptly all documents required to be filed with the Commission pursuant to Section 13 or 14 of the 1934 Act subsequent to the time the Registration Statement becomes effective; provided, however, that the Company will not at any time file any such document of which you shall not have previously been advised and furnished a copy.

                    (j) For a period of 120 days from the date hereof, the Company will not, without the prior written consent of Merrill Lynch, directly or indirectly, sell, offer to sell, grant any option for the sale of, or otherwise dispose of, any Common Stock or warrants or other securities convertible into or exchangeable or exercisable for Common Stock, other than to the International Underwriters pursuant to this Agreement and the International Price Determination Agreement, to the U.S. Underwriters pursuant to the U.S. Purchase Agreement and the U.S. Price Determination Agreement and other than pursuant to the Company's 1992 Amended and Restated Stock Option Plan and the Associate Stock Purchase Plan.

                    (k) The Company has complied and will comply with all the provisions of Florida H.B. 1771, codified as Section 517.075 of the Florida statutes, and all regulations promulgated thereunder relating to issuers doing business in Cuba.

                    (l) The Company will use its best efforts to list the International Shares on the New York Stock Exchange on the date of the International Price Determination Agreement.

                    (m) If the Company has elected to rely upon Rule 430A, it will take such steps as it deems necessary to ascertain promptly whether the forms of prospectus transmitted for filing under Rule 424(b) were received for filing by the Commission and, in the event that they were not, it will promptly file such prospectuses.

                    Section 4.  Payment of Expenses.  The Company and the
                                -------------------
          Selling Stockholders will pay all costs and expenses incident to the performance of their obligations under this Agreement, including (a) the printing and filing of the Registration Statement (including financial statements and exhibits), as originally filed and as amended, the preliminary prospectuses and each Prospectus and any amendments or supplements thereto, and the cost of furnishing copies thereto to the International Underwriters and the U.S. Underwriters, (b) the printing and distribution of certificates for the International Shares and the Blue Sky Survey, (c) the delivery of certificates for the Shares to the International Underwriters and the U.S. Underwriters, including any stock transfer taxes payable upon the sale of the Shares to the International Underwriters and the U.S. Underwriters (it being understood that the International Underwriter will pay any New York stock transfer tax, and the Company and the Selling Stockholders will reimburse the International Underwriters for carrying costs if a rebate of such transfer taxes is sought but not obtained on the date of payment), (d) the fees and disbursements of the Company's counsel and accountants, (e) the qualification of the Shares under the applicable securities laws in accordance with Section 3(f), including filing fees and fees and disbursements of counsel for the International Underwriters in connection therewith and in connection with the Blue Sky Survey, and (f) any filing fees in connection with any filing for review of the offering with the National Association of Securities Dealers, Inc.

                    If this Agreement is terminated by you in accordance with the provisions of Section 5, 10(a)(i) or 12, the Company and the Selling Stockholders shall reimburse the International Underwriters for all their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the International Underwriters.

                    The provisions of this Section shall not affect any agreement that the Company and the Selling Stockholders may make for the sharing of such costs and expenses.

                    Section 5.  Conditions of International Underwriters'
                                -----------------------------------------
          Obligations.  In addition to the execution and delivery of the
          -----------
          International Price Determination Agreement, the obligations of the several International Underwriters to purchase and pay for the International Shares that they have respectively agreed to purchase pursuant to this Agreement (including any International Option Shares as to which the option granted in Section 2 has been exercised and the Date of Delivery determined by you is the same as the Closing Time) are subject to the accuracy of the representations and warranties of the Company and the Selling Stockholders contained herein (including those contained in the

          International Price Determination Agreement) or in certificates of any officer of the Company or the Subsidiary delivered pursuant to the provisions hereof, to the performance by the Company and the Selling Stockholders of their obligations hereunder, and to the following further conditions:

                    (a) The Registration Statement shall have become effective not later than 5:30 P.M. on the date of this Agreement or, with your consent, at a later time and date not later, however, than 5:30 P.M. on the first business day following the date hereof, or at such later time or on such later date as you may agree to in writing with the approval of a majority in interest of the several International Underwriters; and at the Closing Time no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act and no proceedings for that purpose shall have been instituted or shall be pending or, to your knowledge or to the knowledge of the Company, shall have been instituted or shall be pending or, to your knowledge or to the knowledge of the Company, shall be contemplated by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the satisfaction of counsel for the International Underwriters. If the Company has elected to rely upon Rule 430A, a prospectus containing the Rule 430A Information shall have been filed with the Commission in accordance with Rule 424(b) (or a post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430A).

                    (b) At the Closing Time, you shall have received a signed opinion of Skadden, Arps, Slate, Meagher & Flom, counsel for the Company, dated as of the Closing Time, in form and substance satisfactory to counsel for the International
          Underwriters, to the effect that:

                    (i) The Shares sold by the Company pursuant to the provisions of this Agreement and the U.S. Purchase Agreement have been duly authorized and, when issued and delivered by the Company upon receipt of payment therefor in accordance with the terms of this Agreement will be validly issued, fully paid and non-assessable; no holder thereof is or will be subject to personal liability by reason of being such a holder; such Shares are not subject to the preemptive rights of any stockholder of the Company; and all corporate action required to be taken for the authorization, issue and sale of such Shares has been validly and sufficiently taken.

                     (ii) The Shares sold by the Selling Stockholders pursuant to the provisions of this Agreement have been duly authorized and validly issued and are fully paid and non-assessable; and no holder thereof is or will be subject to personal liability by reason of being such a holder.

                    (iii) As of January 29, 1994, the authorized, issued and outstanding capital stock of the Company is as set forth in each Prospectus under the heading
               "Capitalization".

                    (iv) The Shares conform in all material respects as to
               legal matters to the descriptions thereof under the caption "Description of Capital Stock" in each Prospectus.

                    (v) This Agreement (including the International Price Determination Agreement) and the U.S. Purchase Agreement have been duly authorized, executed and delivered by the Company.

                    (vi) No authorization, approval, consent or license of
               any government, governmental instrumentality or court, domestic or foreign (other than under the 1933 Act and the securities or blue sky laws of the various states that, in the opinion of such counsel, are normally applicable to transactions of the type contemplated by this Agreement), is required for the valid authorization, issuance, sale and delivery of the Shares, except such as may be required under the 1933 Act and the 1933 Act Regulations or state securities law and the securities laws of any jurisdiction in which the International Shares are offered and sold by the International Underwriters pursuant to this Agreement.

                    (vii) The statements made in the Prospectuses under the captions "Description of Capital Stock" and "Certain United States Federal Tax Consequences to Non-U.S. Stockholders", to the extent that they constitute matters of law or legal conclusions, have been reviewed by such counsel and fairly summarize the information required to be disclosed therein in all material respects.

                    (viii) The execution and delivery of this Agreement and the U.S. Purchase Agreement, the issuance and delivery of the Shares, the consummation by the Company of the transactions contemplated in this Agreement, in the U.S. Purchase Agreement and in the Registration Statement and compliance by the Company with the terms of this Agreement and the U.S. Purchase Agreement do not and will not result in any violation of the charter or by-laws of the Company or the Subsidiary, and do not and will not conflict with, or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or the Subsidiary under
               (A) any agreement or instrument set forth on Schedule I to such counsel's opinion, (B) any existing applicable law, rule or regulation (other than securities or blue sky laws of the various states, as to which such counsel need express no opinion, and other than the federal securities laws, which are addressed elsewhere in such counsel's opinion) that, in the opinion of such counsel, are normally applicable to transactions of the type contemplated by this Agreement, or (C) any judgment, order or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Company or the Subsidiary or any of their respective properties of which such counsel is aware. Such counsel need express no opinion, however, as to whether the execution, delivery and performance by the Company of any of the agreements identified in the preceding sentence will constitute a violation of or a default under any covenant, restriction or provision with respect to financial ratios or tests or any aspect of the financial condition or results of operations of the Company.

                    (ix) Such counsel has been informed by the Commission
               that the Registration Statement became effective under the 1933 Act on the date of this Agreement; any required filing of each Prospectus or any supplement thereto pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or have been threatened by the Commission under the 1933 Act.

                    (x) The Registration Statement (including the Rule 430A Information, if applicable) and each Prospectus, excluding the documents incorporated by reference therein, and each amendment or supplement thereto (except for the financial statements and other financial or statistical data included therein or omitted therefrom, as to which such counsel need express no opinion), as of their respective effective or issue dates, appear on their face to have been appropriately responsive in all material respects to the requirements of the 1933 Act and the 1933 Act Regulations.

                    In addition, such opinion shall state that such counsel have participated in the preparation of the Registration Statement, the documents incorporated by reference therein and the Prospectuses and in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company, and with your representatives and your counsel at which the contents of the Registration Statement, the documents incorporated by reference therein, the Prospectuses and related matters were discussed and, although such counsel need not pass upon or assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the documents incorporated by reference therein or the Prospectuses, on the basis of the foregoing, no facts have come to the attention of such counsel that have caused them to believe (A) that the Registration Statement (including the Rule 430A Information, if applicable) or any amendment thereto (except for the financial statements and other financial or statistical data included therein or omitted therefrom, as to which such counsel need express no opinion), at the time the Registration Statement or any such amendment became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (B) that each Prospectus or any amendment or supplement thereto (except for the financial statements and other financial or statistical data included therein or omitted therefrom, as to which such counsel need express no opinion), at the time each Prospectus was issued, at the time any such amended or supplemented prospectus was issued or at the Closing Time, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading except that such counsel need express no opinion or belief with respect to the financial statements, schedules and other financial or statistical data included therein or omitted therefrom.

                    Such opinion shall be to such further effect with respect to other legal matters relating to this Agreement and the sale of the International Shares pursuant to this Agreement as counsel for the International Underwriters may reasonably request. In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York, the federal law of the United States and the General Corporation Law of the State of Delaware, upon the opinions of counsel satisfactory to counsel for the International Underwriters. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and the Subsidiary and certificates of public officials; provided that such certificates have been delivered to the International Underwriters.

                    (c) At the Closing Time, you shall have received a signed opinion of Jocelyn F.L. Barandiaran, general counsel for the Company, dated as of the Closing Time, together with signed or reproduced copies of such opinion for each of the other International Underwriters, in form and substance satisfactory to counsel for the International Underwriters, to the effect that:

                    (i) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware with corporate power and authority under such laws to own, lease and operate its properties and conduct its business as described in each Prospectus.

                    (ii) The Company is duly qualified to transact business
               as a foreign corporation and is in good standing in each other jurisdiction in which it owns or leases property of a nature, or transacts business of a type, that would make such qualification necessary, except to the extent that the failure to so qualify or be in good standing would not have a material adverse effect on the Company and the Subsidiary, considered as one enterprise.

                    (iii) The Subsidiary is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware with corporate power and authority under such laws to own, lease and operate its properties and conduct its business.

                    (iv) The Subsidiary is duly qualified to transact
               business as a foreign corporation and is in good standing in each other jurisdiction in which it owns or leases property of a nature, or transacts business of a type, that would make such qualification necessary, except to the extent that the failure to so qualify or be in good standing would not have a material adverse effect on the Company and the Subsidiary, considered as one enterprise.

                    (v) All of the outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; no holder thereof is or will be subject to personal liability by reason of being such a holder; and none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive rights of any stockholder of the Company arising by operation of law or under the charter or by-laws of the Company.

                    (vi) All of the outstanding shares of capital stock of
               the Subsidiary have been duly authorized and validly issued and are fully paid and non-assessable; all of such shares are owned by the Company, directly or through one or more subsidiaries, free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind (other than pursuant to the Bank Credit Agreement); no holder thereof is subject to personal liability by reason of being such a holder; and none of such shares was issued in violation of the preemptive rights of any stockholder of the Subsidiary arising by operation of law or under the charter or by-laws of the Subsidiary.

                    (vii) Such counsel does not know of any statutes or regulations, or any pending or threatened legal or governmental proceedings, required to be described in each Prospectus that are not described as required, nor of any contracts or documents of a character required to be described or referred to in the Registration Statement or each Prospectus or to be filed as exhibits to the Registration Statement that are not described, referred to or filed as required.

                    (viii) Except to the extent described in the Prospectuses, to the knowledge of such counsel, no default exists in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, loan agreement, note, lease or other agreement or instrument that is described or referred to in the Registration Statement or the Prospectuses or filed as an exhibit to the Registration Statement.

                    (ix) The documents incorporated by reference in each
               Prospectus (except for the financial statements and other financial or statistical data included therein or omitted therefrom, as to which such counsel need express no opinion), as of the dates they were filed with the Commission, appear on their face to have been appropriately responsive in all material respects to the requirements of the 1934 Act and the 1934 Act Regulations.

                    In addition, such opinion shall state that such counsel has participated in the preparation of the Registration Statement, the documents incorporated by reference therein, and the Prospectuses and in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company, and with your representatives and your counsel at which the contents of the Registration Statement, the documents incorporated by reference therein, the Prospectuses and related matters were discussed and, although such counsel need not pass upon or assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the documents incorporated by reference therein, or the Prospectuses, on the basis of the foregoing, no facts have come to the attention of such counsel that have caused such counsel to believe (A) that the Registration Statement (including the Rule 430A Information, if applicable) or any amendment thereto (except for the financial statements and other financial or statistical data included therein or omitted therefrom, as to which such counsel need express no opinion), at the time the Registration Statement or any such amendment became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (B) that each Prospectus or any amendment or supplement thereto (except for the financial statements and other financial or statistical data included therein or omitted therefrom, as to which such counsel need express no opinion), at the time each Prospectus was issued, at the time any such amended or supplemented prospectus was issued or at the Closing Time, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that such counsel need express no opinion or belief with respect to the financial statements, schedules and other financial or statistical data included therein or omitted therefrom.

                    Such opinion shall be to such further effect with respect to other legal matters relating to this Agreement and the sale of the International Shares pursuant to this Agreement as counsel for the International Underwriters may reasonably request. In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York, the federal law of the United States and the General Corporation Law of the State of Delaware, upon the opinions of counsel satisfactory to counsel for the International Underwriters. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and the Subsidiary and certificates of public officials; provided that such certificates have been delivered to the International Underwriters.

                    (d) At the Closing Time, you shall have received signed opinions of counsel for the Selling Stockholders, dated as of the Closing Time, together with signed or reproduced copies of such opinions for each of the other International Underwriters, in form and substance satisfactory to counsel for the International Underwriters, to the effect that:

                    (i) This Agreement and the U.S. Purchase Agreement have been duly executed and delivered by the Selling Stockholders.

                    (ii) To the best knowledge of such counsel, each
               Selling Stockholder is the sole registered holder of the International Shares to be sold by such Selling Stockholder pursuant to this Agreement, free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind, and has full right, power and authority to sell, transfer and deliver such International Shares pursuant to this Agreement. By delivery of a certificate or certificates therefor such Selling Stockholder will transfer to the International Underwriters who have purchased such International Shares pursuant to this Agreement (without notice of any defect in the title of such Selling Stockholder and who are otherwise bona fide purchasers for purposes of the Uniform Commercial Code) all of such Selling Stockholder's interest in its ratable share of such International Shares, free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind. In rendering such opinion, counsel may assume that the International Underwriters purchase the securities in good faith and are without notice of any defect in the title of the Selling Stockholders to the Shares being purchased from the Selling Stockholders.

                    Such opinion shall be to such further effect with respect to other legal matters relating to this Agreement and the sale of the International Shares pursuant to this Agreement by the Selling Stockholders as counsel for the International Underwriters may reasonably request. In giving such opinion, such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York, the federal law of the United States and the General Corporation Law of the State of Delaware, upon opinions of other counsel, who shall be counsel satisfactory to counsel for the International Underwriters, in which case the opinion shall state that they believe you and they are entitled to so rely. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of the Selling Stockholders and certificates of public officials; provided that such certificates have been delivered to the International Underwriters.

                    (e) At the Closing Time, you shall have received the favorable opinion of Shearman & Sterling, counsel for the International Underwriters, dated as of the Closing Time, together with signed or reproduced copies of such opinion for each of the other International Underwriters, to the effect that the opinions delivered pursuant to Sections 5(b), 5(c) and 5(d) appear on their face to be appropriately responsive to the requirements of this Agreement except, specifying the same, to the extent waived by you, and with respect to the incorporation and legal existence of the Company, the Shares, this Agreement, the Registration Statement, each Prospectus, the documents incorporated by reference and such other related matters as you may require. In giving such opinion, such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York, the federal law of the United States and the General Corporation Law of the State of Delaware, upon the opinions of counsel satisfactory to you. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and certificates of public officials.

                    (f) At the Closing Time, (i) the Registration Statement and each Prospectus, as they may then be amended or (in the case of Prospectuses) supplemented, shall contain all statements that are required to be stated therein under the 1933 Act and the 1933 Act Regulations and in all material respects shall conform to the requirements of the 1933 Act and the 1933 Act Regulations, the Company shall have complied in all material respects with Rule 430A (if it shall have elected to rely thereon) and neither the Registration Statement nor each Prospectus, as they may then be amended or supplemented, shall contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) there shall not have been, since the respective dates as of which information is given in the Registration Statement, any material adverse change in the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and the Subsidiary, considered as one enterprise, whether or not arising in the ordinary course of business, (iii) no action, suit or proceeding shall be pending or, to the knowledge of the Company, threatened against the Company or the Subsidiary that would be required to be set forth in each Prospectus other than as set forth therein or in any supplement thereto and no proceedings shall be pending or, to the knowledge of the Company, threatened against the Company or the Subsidiary before or by any government, governmental instrumentality or court, domestic or foreign, that could be reasonably expected to result in any material adverse change in the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and the Subsidiary considered as one enterprise, other than as set forth in each Prospectus, (iv) the Company shall have complied in all material respects with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Time and (v) the representations and warranties of the Company set forth in Section 1(a) shall be accurate as though expressly made at and as of the Closing Time. At the Closing Time, you shall have received a certificate of the President or an Executive Vice President, and the Chief Financial Officer or principal accounting officer of the Company, dated as of the Closing Time, to such effect.

                    (g) At the Closing Time, (i) the representations and warranties of each Selling Stockholder set forth in Section 1(b) and in any certificates by or on behalf of the Selling Stockholders delivered pursuant to the provisions hereof shall be accurate as though expressly made at and as of the Closing Time,
          (ii) each Selling Stockholder shall have performed its obligations under this Agreement in all material respects and
          (iii) you shall have received a certificate of each Selling Stockholder, dated as of the Closing Time, to the effect set forth in subsections (i) and (ii) of this Section 5(g); provided, however, that the failure of any such Selling Stockholder to satisfy the conditions of this paragraph shall permit the International Underwriters not to purchase only the International Shares to be sold by such Selling Stockholder hereunder; and provided further, that in no event shall the obligation of the Selling Stockholders to satisfy the foregoing condition constitute a condition to the obligations of the International Underwriters to purchase any International Shares from the Company pursuant to this Agreement.

                     (h) At the time that this Agreement is executed by the Company, you shall have received from Deloitte & Touche a letter, dated such date, in form and substance satisfactory to you confirming that they are independent public accountants with respect to the Company within the meaning of the 1933 Act and the applicable published 1933 Act Regulations, and stating in effect that:

                    (i) in their opinion, the audited financial statements included or incorporated by reference in the Registration Statement and each Prospectus comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1934 Act and the respective published rules and regulations thereunder;

                    (ii) on the basis of procedures (but not an examination
               in accordance with generally accepted auditing standards) consisting of a reading of the latest available unaudited interim consolidated financial statements of the Company; a reading of the minutes of all meetings of the stockholders, directors and executive, finance and audit committees of the Company and the Subsidiary; and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company and the Subsidiary as to transactions and events subsequent to the date of the most recent audited financial statements in or incorporated in the Prospectuses, and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that at a specified date not more than five business days prior to the date of the letter, there were any increases in the long-term debt of the Company and its subsidiaries or any decreases in stockholders' equity or the capital stock of the Company as compared with the amounts shown on the most recent balance sheet included or incorporated in the Registration Statement and the Prospectuses except in each case for decreases and increases that the Registration Statement and Prospectuses disclose have occurred or may occur, or for the period from January 29, 1994 to such specified date there were any decreases, as compared with the corresponding period in the preceding year, in revenues, income before income taxes (or any increase in the loss before income taxes) or net income (or any increase in net loss), except in each case for decreases or increases that the Registration Statement discloses have occurred or may occur; and

                    (iii) in addition to the procedures referred to in clause (ii) above, they have performed specified procedures, not constituting an audit, with respect to certain amounts, percentages, numerical data and financial information appearing in the Registration Statement, which have previously been specified by you and which shall be specified in such letter, and have compared certain of such items with, and have found such items to be in agreement with, the accounting and financial records of the Company.

                    (i) At the Closing Time, you shall have received from Deloitte & Touche a letter, in form and substance satisfactory to you and dated as of the Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to
          Section 5(h), except that the specified date referred to shall be a date not more than five days prior to the Closing Time.

                    (j) At the Closing Time, counsel for the International Underwriters shall have been furnished with all such documents, certificates and opinions as they may reasonably request for the purpose of enabling them to pass upon the issuance and sale of the Shares as contemplated in this Agreement and the matters referred to in Section 5(d) and in order to evidence the accuracy and completeness of any of the representations, warranties or statements of the Company or the Selling Stockholders, the performance of any of the covenants of the Company, or the fulfillment of any of the conditions herein contained; and all proceedings taken by the Company and the Selling Stockholders at or prior to the Closing Time in connection with the authorization, issuance and sale of the Shares as contemplated in this Agreement shall be satisfactory in form and substance to you and to counsel for the International Underwriters.

                    (k) The International Shares shall have been duly authorized for listing by the New York Stock Exchange on the date of the International Price Determination Agreement, subject only to notice of issuance thereof and notice of a satisfactory distribution of the Common Stock.

                    If any of the conditions specified in this Section 5 shall not have been fulfilled when and as required by this Agreement, this Agreement may be terminated by you on notice to the Company and the Selling Stockholders at any time at or prior to the Closing Time, and such termination shall be without liability of any party to any other party, except as provided in
          Section 4 herein. Notwithstanding any such termination, the provisions of Sections 7 and 8 shall remain in effect.

                    Section 6.  Conditions to Purchase of International
                                ---------------------------------------
          Option Shares.  In the event that the International Underwriters
          -------------
          exercise their option granted in Section 2 to purchase all or any of the International Option Shares and the Date of Delivery determined by you pursuant to Section 2 is later than the Closing Time, the obligations of the several International Underwriters to purchase and pay for the International Option Shares that they shall have respectively agreed to purchase pursuant to this Agreement are subject to the accuracy of the representations and warranties of the Company and the Selling Stockholders herein contained, to the performance by the Company and the Selling Stockholders of their obligations hereunder and to the following further conditions:

                    (a) The Registration Statement shall remain effective at the Date of Delivery, and at the Date of Delivery no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act and no proceedings for that purpose shall have been instituted or shall be pending or, to your knowledge or to the knowledge of the Company, shall be contemplated by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the satisfaction of counsel for the International Underwriters.

                    (b) At the Date of Delivery, the provisions of Sections 5(f)(i) through 5(f)(v) shall have been complied with at and as of the Date of Delivery and, at the Date of Delivery, you shall have received a certificate of the President or an Executive Vice President, and the Treasurer or Controller, of the Company, dated as of the Date of Delivery, to such effect.

                    (c) At the Date of Delivery, you shall have received the favorable opinions of Skadden, Arps, Slate, Meagher & Flom, counsel for the Company, and counsel for the Selling Stockholders, together with signed or reproduced copies of such opinions for each of the other International Underwriters, in each case in form and substance satisfactory to counsel for the International Underwriters, dated as of the Date of Delivery, relating to the International Option Shares and otherwise to the same effect as the opinions required by Sections 5(b) and 5(d), respectively.

                    (d) At each applicable Date of Delivery, you shall have received a signed opinion of Jocelyn F.L. Barandiaran, general counsel for the Company, dated as of such Date of Delivery, in form and substance satisfactory to counsel for the International Underwriters, to the same effect as the opinion required by Section 5(c).

                    (e) At the Date of Delivery, you shall have received the favorable opinion of Shearman & Sterling, counsel for the International Underwriters, dated as of the Date of Delivery, relating to the International Option Shares and otherwise to the same effect as the opinion required by Section 5(e).

                    (f) At the Date of Delivery, you shall have received a letter from
          Deloitte & Touche, in form and substance satisfactory to you and dated as of the Date of Delivery, to the effect that they reaffirm the statements made in the letter furnished pursuant to
          Section 5(h), except that the specified date referred to shall be a date not more than five days prior to the Date of Delivery.

                    (g) At the Date of Delivery, counsel for the International Underwriters shall have been furnished with all such documents, certificates and opinions as they may reasonably request for the purpose of enabling them to pass upon the issuance and sale of the International Option Shares as contemplated in this Agreement and the matters referred to in
          Section 6(e) and in order to evidence the accuracy and completeness of any of the representations, warranties or statements of the Company or the Selling Stockholders, the performance of any of the covenants of the Company, or the fulfillment of any of the conditions herein contained; and all proceedings taken by the Company and the Selling Stockholders at or prior to the Date of Delivery in connection with the authorization, issuance and sale of the International Option Shares as contemplated in this Agreement shall be satisfactory in form and substance to you and to counsel for the International Underwriters.

                    (h) At the Date of Delivery, the representations and warranties of each Selling Stockholder set forth in Section 1(b) shall be accurate as though expressly made at and as of the Date of Delivery and, at the Date of Delivery, you shall have received a certificate of each Selling Stockholder, dated as of the Date of Delivery, to such effect with respect to such Selling Stockholder.

                    Section 7.  Indemnification. (a)  The Company and each
                                ---------------
          Selling Stockholder jointly and severally agree to indemnify and hold harmless each International Underwriter and each person, if any, who controls any International Underwriter, within the meaning of Section 15 of the 1933 Act to the extent and in the manner set forth in clauses (i), (ii) and (iii) below; provided, however, that the liability of each Selling Stockholder under this Section 7 is limited to the aggregate net proceeds (after deducting the underwriting discount, but before deducting expenses) received by such Selling Stockholder:

                    (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information, if applicable, and all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of an untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the Prospectuses (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                    (ii) against any and all loss, liability, claim, damage
               and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company and the Selling Stockholders; and

                    (iii) against any and all expense whatsoever, as incurred (including, subject to Section 7(d) hereof, reasonable fees and disbursements of counsel chosen by you), reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) above;

          provided, however, that this indemnity agreement does not apply to any loss, liability, claim, damage or expense to the extent arising out of an untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any International Underwriter or U.S. Underwriter through you expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430A Information, if applicable, or any preliminary prospectus or the Prospectuses (or any amendment or supplement thereto); provided further that the foregoing indemnification with respect to any preliminary prospectus shall not inure to the benefit of any International Underwriter (or any person controlling such International Underwriter) from whom the person asserting any such losses, claims, damages or liabilities purchased any of the International Shares if a copy of the Prospectuses (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such International Underwriter to such person, if such is required by law, at or prior to the written confirmation of the sale of such Shares to such person and if the Prospectuses (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage or liability.

                    Insofar as this indemnity agreement may permit indemnification for liabilities under the 1933 Act of any person who is a partner of an International Underwriter or who controls an International Underwriter within the meaning of Section 15 of the 1933 Act and who, at the date of this Agreement, is a director or officer of the Company or controls the Company within the meaning of Section 15 of the 1933 Act, such indemnity agreement is subject to the undertaking of the Company in the Registration Statement under Item 17 thereof.

                    (b) Each International Underwriter severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act and each Selling

               Stockholder and each person, if any, who controls any Selling Stockholder within the meaning of Section 15 of the 1933 Act, against any and all loss, liability, claim, damage and expense described in the indemnity agreement in
               Section 7(a), as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430A Information, if applicable, or any preliminary prospectus or the Prospectuses (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such International Underwriter through you expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430A Information, if applicable, or such preliminary prospectus or the Prospectuses (or any amendment or supplement thereto).

                    (c) Each Selling Stockholder severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement (or any amendment thereto), the other Selling Stockholders and each person, if any, who controls the Company or any other Selling Stockholder within the meaning of Section 15 of the 1933 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 7(a), as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), or any preliminary prospectus or the Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing or confirmed in writing to the Company by or on behalf of such Selling Stockholder expressly for use in the Registration Statement (or any amendment thereto), or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

                    (d) Each indemnified party shall give prompt notice to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve it from any liability that it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of such action. In no event shall the indemnifying party or parties be liable for the fees and expenses of more than one counsel for all indemnified parties (including, if applicable, the U.S. Underwriters) in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. If it so elects within a reasonable time after receipt of such notice, an indemnifying party, jointly with any other indemnifying parties receiving such notice, may assume the defense of such action with counsel chosen by it and approved by the indemnified parties defendant in such action, unless such indemnified parties reasonably object to such assumption on the ground that there may be legal defenses available to them which are different from or are in addition to those available to such indemnifying party. If an indemnifying party assumes the defense of such action, the indemnifying parties shall not be liable for any fees and expenses of counsel for the indemnified parties incurred thereafter in connection with such action.

                    Section 8.  Contribution.  In order to provide for just
                                ------------
          and equitable contribution in circumstances under which the indemnity provided for in Section 7 is for any reason held to be unenforceable by the indemnified parties although applicable in accordance with its terms, the Company, the Selling Stockholders and the International Underwriters shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity incurred by the Company, the Selling Stockholders and one or more of the International Underwriters, as incurred, in such proportions that
          (a) the International Underwriters are responsible for that portion represented by the percentage that the underwriting discount appearing on the cover page of the International Prospectus bears to the offering price appearing thereon and
          (b) the Company and the Selling Stockholders are severally responsible for the balance on the same basis as each of them would have been obligated to provide indemnification pursuant to
          Section 7; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section, each person, if any, who controls an International Underwriter within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as such International Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company or a Selling Stockholder within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as the Company or a Selling Stockholder, as the case may be.

                    Section 9.  Representations, Warranties and Agreements
                                ------------------------------------------
          to Survive Delivery.  The representations, warranties,
          -------------------
          indemnities, agreements and other statements of the Selling

          Stockholders, the Company or its officers set forth in or made pursuant to this Agreement will remain operative and in full force and effect regardless of any investigation made by or on behalf of the Selling Stockholders, the Company, any International Underwriter or any controlling person thereof and will survive delivery of and payment for the International Shares.

                    Section 10.  Termination of Agreement.  (a)  You may
                                 ------------------------
          terminate this Agreement, by notice to the Company and the Selling Stockholders, at any time at or prior to the Closing Time
          (i) if there has been, since the respective dates as of which information is given in the Registration Statement, any material adverse change in the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and the Subsidiary, considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or internationally or any outbreak of hostilities or escalation of existing hostilities or other calamity or crisis the effect of which on the financial markets of the United States or internationally is such as to make it, in your judgment, impracticable to market the Shares, or enforce contracts for the sale of the Shares, or (iii) if trading in any securities of the Company has been suspended by the Commission or the New York Stock Exchange, or if trading generally on the New York Stock Exchange or in the over-the-counter market has been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by such exchange or by order of the Commission or any other governmental authority or (iv) if a banking moratorium has been declared by either federal or New York authorities.

                    (b) If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party, except to the extent provided in Section 4. Notwithstanding any such termination, the provisions of Sections 7 and 8 shall remain in effect.

                    (c) This Agreement may also terminate pursuant to the provisions of Section 2, with the effect stated in such Section.

                    Section 11. Default by One or More of the International
                                -------------------------------------------
          Underwriters.  If one or more of the International Underwriters
          ------------
          shall fail at the Closing Time to purchase the Initial International Shares that it or they are obligated to purchase pursuant to this Agreement (the "Defaulted International Shares"), you shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting International Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted International Shares in such amounts as may be agreed upon and upon the terms set forth in this Agreement; if, however, you have not completed such arrangements within such 24-hour period, then:

                    (a) if the number of Defaulted International Shares does not exceed 10% of the total number of Initial International Shares, the non-defaulting International Underwriters shall be obligated to purchase the full amount thereof in the proportions that their respective Initial International Share underwriting obligation proportions bear to the underwriting obligation proportions of all non-defaulting International Underwriters, or

                    (b) if the number of Defaulted International Shares exceeds 10% of the total number of Initial International Shares, this Agreement shall terminate without liability on the part of any non-defaulting International Underwriter.

                    No action taken pursuant to this Section shall relieve any defaulting International Underwriter from liability in respect of its default.

                    In the event of any such default that does not result in a termination of this Agreement, either you or the Company shall have the right to postpone the Closing Time for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectuses or in any other documents or arrangements. As used herein, the term "International Underwriter" includes any person substituted for an International Underwriter under this Section 11.

                    Section 12.  Default by a Selling Stockholder or the
                                 ---------------------------------------
          Company.  If any Selling Stockholder shall fail at the Closing
          -------
          Time to sell and deliver the number of Initial International Shares that such Selling Stockholder is obligated to sell, the International Underwriters will purchase the Initial International Shares that the Company and the remaining Selling Stockholders have agreed to sell pursuant to this Agreement.

                    In the event of a default by a Selling Stockholder under this Section, either you or the Company shall have the right to postpone the Closing Time for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectuses or in any other documents or arrangements.

                    If the Company shall fail at the Closing Time to sell and deliver the number of Shares that it is obligated to sell, then this Agreement shall terminate without any liability on the part of any non-defaulting party except to the extent provided in

          Section 4 and except that the provisions of Sections 7 and 8 shall remain in effect.

                    No action taken pursuant to this Section shall relieve the Company or any Selling Stockholder so defaulting from liability, if any, in respect of such default.

                    Section 13.  Notices.  All notices and other
                                 -------
          communications under this Agreement shall be in writing and shall be deemed to have been duly given if delivered, mailed or transmitted by any standard form of telecommunication. Notices to you or the International Underwriters shall be directed to you at Merrill Lynch International Limited, Ropemaker Place, 25 Ropemaker Street, London, EC2Y 9L4, England (telecopier no.:
                              , attention of
          --------------------               -------------------------------
            ; and notices to the Company shall be directed to it at
          --
          AnnTaylor Stores Corporation, 142 West 57th Street, New York, New York 10019 (telecopier no.: (212) 541-3299), attention of Jocelyn F.L. Barandiaran, Esq.

                   Section 14.  Parties.  This Agreement is made solely for
                                -------
          the benefit of the several International Underwriters, the Company and the Selling Stockholders and, to the extent expressed, any person who controls the Company, any Selling Stockholder or any of the International Underwriters within the meaning of Section 15 of the 1933 Act, and the directors of the Company, its officers who have signed the Registration Statement, and their respective executors, administrators, successors and assigns and, subject to the provisions of Section 11, no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include any purchaser, as such purchaser, from any of the several International Underwriters of the International Shares. All of the obligations of the International Underwriters hereunder are several and not joint.

                   Section 15.  Representation of International
                                -------------------------------
          Underwriters.  You will act for the several International
          ------------
          Underwriters in connection with the transactions contemplated by this Agreement, and any action under or in respect of this Agreement taken by you as Co-Lead Managers will be binding upon all the International Underwriters.

                   Section 16.  Governing Law and Time.  This Agreement
                                ----------------------
          shall be governed by the laws of the State of New York.
          Specified times of the day refer to New York City time.

                   Section 17.  Counterparts.  This Agreement may be
                                ------------
          executed in one or more counterparts and when a counterpart has been executed by each party, all such counterparts taken together shall constitute one and the same agreement.

                   If the foregoing is in accordance with your understanding of our agreement, please sign and return to us a counterpart hereof, whereupon this instrument will become a binding agreement among the Company, the Selling Stockholders and the several International Underwriters in accordance with its terms.

                                   Very truly yours,

                                   ANNTAYLOR STORES CORPORATION


                                   By______________________________
                                      Name:
                                      Title:



                                   The Selling Stockholders:

                                   MERRILL LYNCH CAPITAL
                                    APPRECIATION PARTNERSHIP
                                    NO. B-II, L.P.

                                   By:  Merrill Lynch LBO Partners B-I,
          L.P.,
                                        as General Partner

                                           By:  Merrill Lynch Capital
          Partners, Inc.,
                                                as General Partner



          By_____________________________
                                                     James V. Caruso
                                                     Vice President

                                   ML OFFSHORE LBO PARTNERSHIP
                                    NO. B-II

                                   By:  Merrill Lynch LBO Partners B-I,
          L.P.,
                                        as General Partner

                                        By:  Merrill Lynch Capital
          Partners, Inc.,
                                              as General Partner



          By_____________________________
                                                   James V. Caruso
                                                   Vice President



                                   MLCP ASSOCIATES L.P. NO. I.

                                   By:  Merrill Lynch Capital Partners,
          Inc.,
                                        as General Partner


                                        By_____________________________
                                           James V. Caruso
                                           Vice President



                                   ML IBK POSITIONS, INC.


                                   By_____________________________
                                      James V. Caruso
                                      Vice President



                                   MERCHANT BANKING L.P. NO. III

                                   By:  Merrill Lynch MBP Inc.,
                                        as General Partner


                                        By __________________________
                                            James V. Caruso
                                            Vice President


                                   MERRILL LYNCH KECALP L.P. 1989

                                   By:  KECALP Inc.,
                                        as General Partner

                                      By__________________________
                                           James V. Caruso
                                           Vice President



                                   MERRILL LYNCH KECALP L.P. 1987

                                   By:  KECALP Inc.,
                                        as General Partner


                                      By____________________________
                                           James V. Caruso
                                           Vice President



          Confirmed and accepted as of
            the date first above written:


          MERRILL LYNCH INTERNATIONAL LIMITED
          MORGAN STANLEY & CO. INTERNATIONAL LIMITED
          ROBERTSON, STEPHENS & COMPANY, L.P.
          WILLIAM BLAIR & COMPANY


          By:  MERRILL LYNCH INTERNATIONAL LIMITED


             By_________________________________
              Name:
              Title:

                                 Investment Banking Group

               For themselves and as Co-Lead Managers of the
               ---------------------------------------------
                 other International Underwriters named in Schedule A
                 ----------------------------------------------------

                                      SCHEDULE A



                                                    Number of Initial
                                                  International Shares
               International Underwriter              to be Purchased
               -------------------------          -----------------------


          Merrill Lynch International Limited
          Morgan Stanley & Co. International Limited
          Robertson, Stephens & Company, L.P.
          William Blair & Company . . . . .
                                                  ----------------------

               Total  . . . . . . . . . . .
                                                  =======================

                                      SCHEDULE B


                                                               Number  of
                                              Number of
                 Shares of
                                            Initial International
           Common Stock
          Selling Stockholder               Shares to be Sold Subject to
          -------------------              ------------------ ----------
          Option
          ------

          Merrill Lynch Capital Appreciation
              Partnership No. B-II, L.P.
          ML Offshore LBO Partnership No. B-II
          MLCP Associates L.P. No. I  .
          ML IBK Positions, Inc.  . . .
          Merchant Banking L.P. No. III
          Merrill Lynch KECALP L.P. 1989
          Merrill Lynch KECALP L.P. 1987

                                             _________
          __________

                    Total . . . . . . .
                                             ==============================
                                                                          =
            . . . . . . . . . __________
          =                   ==========

                                                       EXHIBIT A



                             ANNTAYLOR STORES CORPORATION
                               (a Delaware corporation)

                                   1,000,000 Shares
                                   of Common Stock

                     INTERNATIONAL PRICE DETERMINATION AGREEMENT
                     -------------------------------------------


                                                  May    , 1994
                                                      ---


          MERRILL LYNCH INTERNATIONAL LIMITED
          MORGAN STANLEY & CO. INTERNATIONAL LIMITED
          ROBERTSON, STEPHENS & COMPANY, L.P.
          WILLIAM BLAIR & COMPANY

          As Co-Lead Managers of the several International Underwriters c/o Merrill Lynch International Limited
             Ropemaker Place
             25 Ropemaker Street
             London, EC2Y 9L4
             England


          Ladies and Gentlemen:

                 Reference is made to the International Purchase Agreement
          dated May    , 1994 (the "International Purchase Agreement")
                    ---
          among AnnTaylor Stores Corporation (the "Company"), the Selling Stockholders named in Schedule B thereto or hereto (the "Selling Stockholders") and the several International Underwriters named in Schedule A thereto or hereto (the "International Underwriters"), for whom Merrill Lynch International Limited, Morgan Stanley & Co. International Limited, Robertson, Stephens & Company, L.P. and William Blair & Company are acting as co-lead managers (the "Co-Lead Managers"). The International Purchase Agreement provides for the purchase by the International Underwriters from the Company and the Selling Stockholders, subject to the terms and conditions set forth therein, of an aggregate of 1,000,000 shares (the "Initial International Shares") of the Company's common stock, par value $.0068 per share. This Agreement is the International Price Determination Agreement referred to in the International Purchase Agreement.

                 Pursuant to Section 2 of the International Purchase Agreement, the undersigned agree with the Co-Lead Managers as follows:

                 1.      The initial public offering price per share for
          the Initial International Shares shall be $              .
                                                     --------------

                 2. The purchase price per share for the Initial International Shares to be paid by the several International
          Underwriters shall be $          , representing an amount equal
                                 ----------
          to the initial public offering price set forth above, less
          $             per share.
           ------------

                 The Company represents and warrants to each of the International Underwriters that the representations and warranties of the Company set forth in Section 1(a) of the International Purchase Agreement are accurate as though expressly made at and as of the date hereof.

                 The Selling Stockholders represent and warrant to each of the International Underwriters that the representations and warranties of the Selling Stockholders set forth in Section 1(b) of the International Purchase Agreement are accurate as though expressly made at and as of the date hereof.

                 As contemplated by Section 2 of the International Purchase Agreement, attached as Schedule A is a completed list of the several International Underwriters and as Schedule B is a completed list of the Selling Stockholders, which shall be a part of this Agreement and the International Purchase Agreement.

                 This Agreement shall be governed by the laws of the State of New York.

                 If the foregoing is in accordance with the understanding of the Co-Lead Managers of the agreement between the International Underwriters, the Company and the Selling Stockholders, please sign and return to the Company a counterpart hereof, whereupon this instrument along with all counterparts and together with the International Purchase Agreement shall be a binding agreement between the International Underwriters, the Company and the Selling Stockholders in accordance with its terms and the terms of the International Purchase Agreement.

                                   Very truly yours,

                                   ANNTAYLOR STORES CORPORATION


                                   By
                                     ---------------------------------------
                                                            Name:
          -------------------
                                        Title:


                                   The Selling Stockholders:


                                   MERRILL LYNCH CAPITAL
                                    APPRECIATION PARTNERSHIP
                                    NO. B-II, L.P.

                                   By:  Merrill Lynch LBO Partners B-I,
          L.P.,
                                        as General Partner

                                           By:  Merrill Lynch Capital
          Partners, Inc.,
                                                as General Partner



          By_____________________________
                                                     James V. Caruso
                                                     Vice President


                                   ML OFFSHORE LBO PARTNERSHIP
                                    NO. B-II

                                   By:  Merrill Lynch LBO Partners B-I,
          L.P.,
                                        as General Partner

                                        By:  Merrill Lynch Capital
          Partners, Inc.,
                                              as General Partner



          By_____________________________
                                                   James V. Caruso
                                                   Vice President

                                   MLCP ASSOCIATES L.P. NO. I.

                                   By:  Merrill Lynch Capital Partners,
          Inc.,
                                        as General Partner


                                        By_____________________________
                                           James V. Caruso
                                           Vice President



                                   ML IBK POSITIONS, INC.


                                   By_____________________________
                                      James V. Caruso
                                      Vice President



                                   MERCHANT BANKING L.P. NO. III

                                   By:  Merrill Lynch MBP Inc.,
                                        as General Partner


                                        By __________________________
                                            James V. Caruso
                                            Vice President


                                   MERRILL LYNCH KECALP L.P. 1989

                                   By:  KECALP Inc.,
                                        as General Partner


                                      By__________________________
                                           James V. Caruso
                                           Vice President



                                   MERRILL LYNCH KECALP L.P. 1987

                                   By:  KECALP Inc.,
                                        as General Partner


                                      By____________________________

                                           James V. Caruso
                                           Vice President



          Confirmed and accepted as of
            the date first above written:


          MERRILL LYNCH INTERNATIONAL LIMITED
          MORGAN STANLEY & CO. INTERNATIONAL LIMITED
          ROBERTSON, STEPHENS & COMPANY, L.P.
          WILLIAM BLAIR & COMPANY


          By:  Merrill Lynch International Limited


             By_________________________________
              Name:
              Title:

                                Investment Banking Group

               For themselves and as Co-Lead Managers of the
               ---------------------------------------------
                 other International Underwriters named in Schedule A
                 ----------------------------------------------------